Exhibit 21
                     SUBSIDIARIES OF THE COASTAL CORPORATION


                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
Coastal Capital Corporation ..........................................................    Delaware
        Coastal Cayman Finance Ltd....................................................    Cayman Islands
        Coastal Finance Corporation...................................................    Delaware
        Coastal Financial B.V.........................................................    The Netherlands
                Coastal Financial Antilles N.V........................................    Netherlands Antilles
        Coastal Netherlands Financial B.V.............................................    The Netherlands
        Coastal Offshore Insurance Ltd................................................    Bermuda
Coastal Gas Services Company..........................................................    Delaware
        ANR Gas Supply Company........................................................    Delaware
        ANR Transportation Services Company...........................................    Delaware
        Coastal Electric Services Company.............................................    Delaware
        Coastal Gas Gathering and Processing Company..................................    Delaware
                Blacks Fork Gas Processing Company (50%)**............................    Wyoming*
        Coastal Gas International Ltd.................................................    Cayman Islands
                Coastal Gas Australia Proprietary Ltd.................................    Australia
        Coastal Gas Marketing Company.................................................    Delaware
        Coastal Multi-Fuels, Inc......................................................    Delaware
        Coastal Pan American Corporation..............................................    Delaware
                Coastal Cape Horn Ltd.................................................    Cayman Islands
                Coastal Latin America Ltd.............................................    Cayman Islands
        Coastal Southern Pipeline Company.............................................    Delaware
        Coastal States Gas Transmission Company.......................................    Delaware
                Starr-Zapata Pipe Line (50%)**........................................    Texas*
Coastal Holding Corporation...........................................................    Delaware
        CIC Industries, Inc...........................................................    Delaware
                Coastal Chem, Inc.....................................................    Delaware
                Coastal Crude Pipeline Corporation....................................    Delaware
                        Coastal Transportation Investors, L.P.........................    Delaware*
                Coastal Pipeline Company..............................................    Delaware
                Coastal Refining & Marketing, Inc.....................................    Delaware
                        Coastal Refined Products Corporation..........................    Delaware
                        Coastal States Crude Gathering Company........................    Texas
                                Coastal Crude Transportation Corporation..............    Delaware
                                Coastal Liquids Transportation L.P....................    Delaware*
                                        Coastal Liquids Partners, L.P (35%) **........    Delaware*
                        Distribuidora Coastal, S.A. de C.V............................    El Salvador
        Coastal Catalyst Technology, Inc..............................................    Delaware
        Coastal Cat Process Marketing, Inc............................................    Delaware
                BAR-Co Processes Joint Venture (50%)**................................    Texas*
        Coastal Eagle Point Oil Company...............................................    Delaware
        Coastal Energy Corporation....................................................    Delaware
        Coastal Mobile Refining Company...............................................    Delaware
        Coastal Petrochemical International A.V.V.....................................    Aruba
                Coastal Petrochemical International (L) Limited.......................    Labuan (Malaysia)
        Coastal West Ventures, Inc....................................................    Delaware
Coastal Limited Ventures, Inc.........................................................    Texas
        Coastal 1987 Drilling Program, Ltd.**.........................................    Texas*
Coastal Mart, Inc.....................................................................    Delaware
        Coastal Markets Ltd...........................................................    Texas*
        Coastal Mart Holdings, Inc....................................................    Delaware
        TND Beverage Corporation......................................................    Texas
Coastal Midland, Inc..................................................................    Delaware
Coastal Natural Gas Company...........................................................    Delaware

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
                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
        American Natural Resources Company............................................    Delaware
                ANR Coal Company......................................................    Delaware
                        ANR Western Coal Development Company..........................    Delaware
                        Birmingham Coal Company.......................................    West Virginia
                        Brooks Run Coal Company.......................................    Delaware
                        Cat Run Coal Company..........................................    Delaware
                        Coastal Coal Sales, Inc.......................................    Delaware
                        Enterprise Coal Company.......................................    Kentucky
                        Greenbrier Coal Company.......................................    Delaware
                        Kingwood Coal Company.........................................    Delaware
                        Virginia City Coal Company....................................    Delaware
                        Virginia Iron, Coal and Coke Company..........................    Delaware
                ANR Credit Corporation................................................    Delaware
                ANR Development Corporation...........................................    Delaware
                ANRFS Holdings, Inc...................................................    Delaware
                        ANR Advance Holdings, Inc. (50%)**............................    Delaware
                                ANR Advance Transportation Company, Inc...............    Delaware
                                Transport USA, Inc....................................    Pennsylvania
                ANR Intrastate Gas Company, Inc.......................................    Delaware
                ANR One Woodward Corp.................................................    Delaware
                ANR Pipeline Company..................................................    Delaware
                        ANR Atlantic Pipeline Company.................................    Delaware
                        ANR Energy Conversion Company.................................    Michigan
                        ANR Field Services Company....................................    Delaware
                        ANR Iroquois, Inc.............................................    Delaware
                        ANR Mayflower Company.........................................    Delaware
                        ANR Southern Pipeline Company.................................    Delaware
                        American Natural Offshore Company.............................    Delaware
                                Texas Offshore Pipeline System, Inc...................    Delaware
                                Unitex Offshore Transmission Company..................    Delaware
                ANR Production Company................................................    Delaware
                        ANRPC Holdings, Inc...........................................    Delaware
                        Coastal Shuttle Corporation...................................    Delaware
                ANR Ren-Cen, Inc......................................................    Connecticut
                ANR Storage Company...................................................    Michigan
                        ANR Blue Lake Company.........................................    Delaware
                                Blue Lake Gas Storage Company (50%)**.................    Michigan*
                        ANR Cold Springs Company......................................    Delaware
                        ANR Eaton Company.............................................    Michigan
                                Eaton Rapids Gas Storage System (50%)**...............    Michigan*
                        ANR Jackson Company...........................................    Delaware
                        ANR Northeastern Gas Storage Company..........................    Delaware
                                Steuben Gas Storage Company (50%)**...................    New York*
                        ANR Washington 10 Company, Inc................................    Delaware
                                Washington 10 Storage Partnership (50%)**.............    Michigan*
                        ANR Western Storage Company...................................    Delaware
                ANR Venture Eagle Point Company.......................................    Delaware
                        Eagle Point Cogeneration Partnership (50%)**..................    New Jersey*
                ANR Venture Fulton Company............................................    Delaware
                        Fulton Cogeneration Associates................................    New York*
                ANR Venture Management Company........................................    Delaware
                        Capitol District Energy Center Cogeneration
                          Associates (50%)**..........................................    Connecticut*
                Coastal Great Lakes, Inc..............................................    Delaware

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
                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                        Great Lakes Gas Transmission Limited Partnership (34%)**......    Delaware*
                Empire State Pipeline Company, Inc....................................    New York
        CIC Stock Corporation.........................................................    Delaware
                CIG Gas Storage Company...............................................    Delaware
                CIG Resources Company.................................................    Delaware
                        CIG-Nitrotec Joint Venture (50%)..............................    Colorado*
                        CIG Production Company, L.P...................................    Delaware*
                        Johnstown Cogeneration Company, LLC (50%)**...................    Colorado
                        Keyes Helium Company LLC (75%)................................    Colorado
                Colorado Solar-Tech, Inc..............................................    Delaware
        CIG-Canyon Compression Company................................................    Delaware
        CIG Gas Supply Company........................................................    Delaware
                Wyoming Interstate Company, Ltd.......................................    Colorado*
        CIG Overthrust, Inc...........................................................    Delaware
        Colorado Interstate Gas Company...............................................    Delaware
                CIG Exploration, Inc..................................................    Delaware
                CIG Field Services Company............................................    Delaware
                Colorado Water Supply Company.........................................    Delaware
                        Colorado Interstate Production Company........................    Delaware
        Great Lakes Gas Transmission Company (50%)**..................................    Delaware
        Wyoming Gas Supply, Inc.......................................................    Delaware
Coastal Oil Chelsea, Inc..............................................................    Texas
Coastal Oil & Gas Corporation.........................................................    Delaware
        COGC Resale Company...........................................................    Delaware
        Coastal China Ltd.............................................................    Cayman Islands
        CoastalDril, Inc..............................................................    Delaware
        Coastal Javelina, Inc.........................................................    Delaware
        Coastal Indonesia Bangko Ltd..................................................    Cayman Islands
        Coastal Hungary Ltd...........................................................    Hungary
        Coastal Oil & Gas Holdings, Inc...............................................    Delaware
        Coastal Oil & Gas U.S.A., L.P.................................................    Delaware*
        Coastal Peru Ltd..............................................................    Cayman Islands
        Coastal Vietnam Ltd...........................................................    Cayman Islands
Coastal Power Company   ..............................................................    Delaware
        Coastal Clark Investor Ltd....................................................    Cayman Islands
        Coastal Clark Manager Ltd.....................................................    Cayman Islands
        Coastal Nanjing Investor Ltd..................................................    Cayman Islands
                Coastal Nanjing Power Ltd.............................................    Cayman Islands
                        Nanjing Coastal Xingang Cogeneration Power Plant (80%)**......    Jiangsu Province, China
        Coastal Nanjing Manager Ltd...................................................    Cayman Islands
        Coastal Power Guatemala Ltd...................................................    Cayman Islands
        Coastal Power International Ltd...............................................    Cayman Islands
        Coastal Power International II Ltd............................................    Cayman Islands
                Quetta Power Holding Company I Ltd. (50%)**...........................    Cayman Islands
                        Quetta Power Holding Company II Ltd...........................    Cayman Islands
                        Habibullah Coastal Power (Private) Company....................    Pakistan
        Coastal Peenya Investor Ltd...................................................    Cayman Islands
                Coastal Power Peenya Ltd..............................................    Mauritius
        Coastal Peenya Manager Ltd....................................................    Cayman Islands
        Coastal Salvadoran Power Ltd..................................................    Cayman Islands
                Coastal Nejapa Ltd. (90%).............................................    Cayman Islands
        Coastal Suzhou Investor Ltd...................................................    Cayman Islands
                Coastal Suzhou Power Ltd..............................................    Cayman Islands
                        Suzhou New District Cogeneration Company (60%)**..............    Jiangsu Province, China

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
                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
        Coastal Suzhou Manager Ltd....................................................    Cayman Islands
        Coastal Wuxi Investor Ltd.....................................................    Cayman Islands
        Coastal Wuxi Manager Ltd......................................................    Cayman Islands
                Coastal Wuxi New District Ltd.........................................    Cayman Islands
                Coastal Wuxi Power Ltd................................................    Cayman Islands
                Wuxi Huada Gas Turbine Electric
                           Power Company (60%)**......................................    Jiangsu Province, China
Coastal States Energy Company.........................................................    Texas
        Coastal Development Company...................................................    Delaware
        Cravat Coal Export Company, Inc...............................................    Virgin Islands
        Sage Point Coal Company.......................................................    Delaware
                Soldier Creek Coal Company............................................    Delaware
        Skyline Coal Company..........................................................    Delaware
        Southern Utah Fuel Company....................................................    Delaware
        Unique Mining Systems, Inc....................................................    Delaware
        Utah Fuel Company.............................................................    Delaware
Coastal States Management Corporation.................................................    Colorado
        ABCO Aviation, Inc............................................................    Delaware
        ABCO Leasing, Inc.............................................................    Delaware
        ANR Media Company.............................................................    Michigan
        Coastal Travel Mart, Inc......................................................    Delaware
Coastal States Trading, Inc...........................................................    Delaware
Coastal Technology, Inc...............................................................    Delaware
        Coastal Technology Dominicana S.A.............................................    Dominican Republic
        Coastal Technology Ltd........................................................    Cayman Islands
        Coastal Technology Salvador, S.A. de C.V......................................    El Salvador
Coastal Unilube, Inc.    .............................................................    Tennessee
Coastal Unilube of Iowa L.C...........................................................    Iowa
Cosbel Petroleum Corporation..........................................................    Delaware
        Coastal Canada Petroleum, Inc.................................................    New Brunswick, Canada
        Coastal Fuels Marketing, Inc..................................................    Florida
                Coastal Fuels of Puerto Rico, Inc.....................................    Delaware
                Coastal Offshore Fuels, Inc...........................................    Liberia
                Coastal Terminals, Inc................................................    Florida
                Coastal Tug and Barge, Inc............................................    Florida
                         Manatee Towing Company.......................................    Florida
        Coastal Oil New England, Inc..................................................    Massachusetts
        Coastal Oil New York, Inc.....................................................    Delaware
Coscol Petroleum Corporation..........................................................    Delaware
        Coastal CFC Ltd. .............................................................    Cayman Islands
                Coastal Baltica Holding Company Ltd. (50%)**..........................    Cayman Islands
                         EOS Limited..................................................    Estonia
                Coastal Baltica Marketing Company Ltd. (50%)**........................    Cayman Islands
        Coastal Coker Corporation Aruba N.V...........................................    Aruba
        Coastal Securities Company Limited............................................    Bermuda
                Coastal Aruba Holding Company N.V.....................................    Aruba
                         Coastal Aruba Fuels Company N.V..............................    Aruba
                         Coastal Aruba Maintenance/Operations Company N.V.............    Aruba
                         Coastal Aruba Refining Company N.V...........................    Aruba
                                Coastal Petroleum Overseas N.V........................    Aruba
                                Coastal Energy of Panama, Inc.........................    Panama
                                Coastal Petroleum N.V.................................    Aruba
                                        Coastal Petroleum Argentina, S.A..............    Argentina

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
                                                                                        State or Other Jurisdiction of
                                                                                        Incorporation or Organization
                                                                                        ------------------------------
                                        Coastal Petroleum N.V. Chile
                                          Limitada (99%)..............................    Chile*
                Coastal Belcher Petroleum Pte. Ltd....................................    Singapore
                Coastal (Bermuda) Petroleum Limited...................................    Bermuda
                        Same as Coastal Stock Company Limited
                Coastal Management Services (Singapore) Pte. Ltd......................    Singapore
                Coastal Petroleum (Far East) Pte Ltd..................................    Singapore
                Coastal (Rotterdam) B.V...............................................    The Netherlands
        Coastal (Subic Bay) Petroleum, Inc............................................    Texas
                Coastal Subic Bay Terminal, Inc.......................................    Philippines
        Coastal Stock Company Limited.................................................    Bermuda
                Coastal Europe Limited................................................    England
                        Coastal States Petroleum (U.K.) Limited.......................    England
                        Coastal States Tankers (U.K.) Limited.........................    England
                        Colbourne Insurance Company Limited...........................    England
        Coastal Tankships U.S.A., Inc.................................................    Delaware
        Coscol Marine Corporation.....................................................    Texas
                Coastal Mart of Oklahoma, Inc.........................................    Oklahoma
                        Coastal Interstate Corporation................................    Delaware
        Golden Carriers Corporation...................................................    Liberia
        Holborn Oil Trading Limited...................................................    Bermuda
        Jade Carriers Corporation.....................................................    Liberia
        Texas Tank Ship Agency, Inc...................................................    Delaware

      The above subsidiaries, with the exception of those indicated with a double asterisk (**) are included in the Consolidated Financial Statements of The Coastal Corporation. Great Lakes Gas Transmission Company has a 32.14% limited partnership interest in Great Lakes Gas Transmission Limited
Partnership. The names of certain subsidiaries have been omitted from the above listing because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The voting stock of each corporation is owned 100% by its immediate parent or by its immediate parent together with an affiliate of such parent, unless otherwise indicated above.

* Partnership

** Not consolidated


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